UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 8, 2012

BIODEL INC.
(Exact name of registrant as specified in its charter)

Commission File Number 001-33451

Delaware (State or other jurisdiction of incorporation or organization)	90-0136863 (IRS Employer Identification Number)

100 Saw Mill Road Danbury, Connecticut (Address of principal executive offices)	06810 (Zip code)

(203) 796-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders.

On March 8, 2012, Biodel Inc. (the "Company") held its 2012 annual meeting of stockholders at the Company’s headquarters in Danbury, Connecticut (the “Annual Meeting”).  At the Annual Meeting, Daniel Lorber, Brian J.G. Pereira and Charles Sanders were elected as Class II Directors, each for three-year terms, until the 2015 annual meeting of stockholders or until their respective successors are elected and qualified. At the Annual Meeting, the stockholders also (i) voted to approve an amendment to the Company’s 2010 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder solely for the purpose of allowing the Company to issue an aggregate of 1,096,756 restricted stock units to certain of our named executive officers and other employees in place of an aggregate of $822,567 in discretionary cash bonuses in connection with the fiscal year ended September 30, 2011; (ii) voted to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect a one-for-two reverse stock split of the Company’s issued and outstanding shares of common stock and to fix on a post-split basis the number authorized shares of common stock at 50,000,000 shares, such amendment to be effected prior to the Company’s next annual meeting of stockholders in the sole discretion of the Company’s board of directors (iii) voted to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect a one-for-four reverse stock split of the Company’s issued and outstanding shares of common stock and to fix on a post-split basis the number authorized shares of common stock at 25,000,000 shares, such amendment to be effected prior to the Company’s next annual meeting of stockholders in the sole discretion of the Company’s board of directors; and (iv) voted to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012. The tabulation of the voting results is as follows:

Agenda Item 1:  Election of Directors

Nominees	For	Withheld	Broker Non-Votes
Daniel Lorber	13,324,890	801,299	16,026,330
Brian J.G. Pereira	12,158,120	1,968,069	16,026,330
Charles Sanders	13,368,660	757,529	16,026,330

Agenda Item 2:  Amendment to 2010 Stock Incentive Plan

For	Against	Abstain	Broker Non-Votes
11,920,734	1,993,802	211,653	16,026,330

Agenda Item 3:  One-for-Two Reverse Stock Split

For	Against	Abstain
28,290,400	1,652,756	209,363

Agenda Item 4:  One-for-Four Reverse Stock Split

For	Against	Abstain
27,905,384	1,926,469	320,666

Agenda Item 5:  Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
29,174,070	579,700	398,749

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

March 13, 2012

BIODEL INC.

By:  /s/ Paul S. Bavier

       Paul S. Bavier, General Counsel

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